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                                                                   EXHIBIT 23.3


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


   We consent to the use of our report on the financial statements of Great Western Directories, Inc. as of January 31, 1996 and December 31, 1996 and for the year ended January 31, 1995 and 1996 and December 31, 1996, dated October 2, 1997, included herein, in this Registration Statement on Form S-1 and the reference to our Firm under the heading "Experts".

KPMG PEAT MARWICK LLP
Houston, Texas
February 11, 1998